          As filed with the Securities and Exchange Commission on June 25, 1997.
                                                      Registration No.  333-4186
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                                 CONCEPTUS, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                   94-3170244
  (State of Incorporation)              (I.R.S. Employer Identification No.)

                               1021 Howard Avenue
                          San Carlos, California  94070
                    (Address of principal executive offices)

                              ---------------------

                        1995 DIRECTORS' STOCK OPTION PLAN
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                                 1993 STOCK PLAN
                            (Full title of the Plans)

                              ---------------------

                               Kathryn A. Tunstall
                      President and Chief Executive Officer
                                 Conceptus, Inc.
                               1021 Howard Avenue
                          San Carlos, California  94070
                                 (415) 802-7240
            (Name, address and telephone number of agent for service)

                              ---------------------

                                   Copies to:
                                Cathryn S. Chinn
                               Amy Elizabeth Paye
                                Venture Law Group
                           A Professional Corporation
                               2800 Sand Hill Road
                          Menlo Park, California  94025
                                 (415) 854-4488

     Registrant hereby amends Item 3 of its Registration Statement on Form S-8 (Registration No. 333-4186) filed with the Securities and Exchange Commission (the "Commission") on April 26, 1996 to read in full as set forth below. The purpose of the amendment is to refer to the Registration Statement on Form 8-A filed with the Commission on February 28, 1997, in connection with the Registrant's adoption of a stockholder rights plan.

PART II:  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3    INFORMATION INCORPORATED BY REFERENCE

     The following documents filed with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference:

     (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Registrant's Annual Report on Form 10-K referred to in (a) above.

     (c) Items 1 and 2 of the Registrant's Registration Statement on Form 8-A filed on December 26, 1995 pursuant to Section 12 of the Exchange Act. Also Items 1 and 2 of the Registrant's Registration Statement on Form 8-A filed on February 28, 1997 pursuant to Section 12 of the Exchange Act.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Conceptus, Inc., a Delaware corporation, has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California, on June 25, 1997.

                                   CONCEPTUS, INC.


                                   By:  /s/ Sanford Fitch
                                      ----------------------------------------
                                      Sanford Fitch, Senior Vice President and
                                      Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

          Signature                         Title                 Date
------------------------------  ----------------------------  -------------

              *                 President, Chief Executive    June 25, 1997
------------------------------  Officer and Director
    (Kathryn A. Tunstall)       (Principal Executive Officer)

      /s/Sanford Fitch          Senior Vice President, Chief  June 25, 1997
------------------------------  Financial Officer and
        (Sanford Fitch)         Director (Principal Financial
                                and Accounting Officer)

              *                 Director                      June 25, 1997
------------------------------
      (Robert F. Kuhling)

              *                 Director                      June 25, 1997
------------------------------
     (Thomas C. McConnell)

              *                 Director                      June 25, 1997
------------------------------
        (Nancy S. Olson)

              *                 Director                      June 25, 1997
------------------------------
      (Richard D. Randall)


*By:  /s/Sanford Fitch
    --------------------------------
   (Sanford Fitch, attorney-in-fact)


                                       -3-

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                                INDEX TO EXHIBITS

Exhibit                                                                     Page
Number                                                                      No.
------                                                                      ----

 24.1     Consent of Ernst & Young LLP, Independent Auditors                  1